SCHEDULE 14C

(RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☒	Preliminary Information Statement
☐	Definitive Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))

OmniReliant Holdings, Inc.
(Name of Registrant As Specified In Its Charter)

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☐  check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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OMNIRELIANT HOLDINGS, INC.
14375 Myerlake Circle
Clearwater, FL 33760

INFORMATION STATEMENT
PURSUANT TO SECTION 14
OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY

Clearwater, Florida
August *, 2008

This information statement has been mailed on or about August *, 2008 to the stockholders of record on * (the “Record Date”) of OmniReliant Holdings, Inc., a Nevada corporation (the "Company"), in connection with certain actions to be taken by the written consent by the stockholders holding a majority of the capital stock of the Company, dated as of August *, 2008. The actions to be taken pursuant to the written consent shall be taken on or about August *, 2008, 20 days after the mailing of this information statement.
THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors,

/s/ Paul Morrison
Paul Morrison
President and Chief Executive Officer

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED *, 2008

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the following actions will be taken pursuant to the written consent of stockholders holding a majority of the outstanding shares of common and preferred stock dated * in lieu of a special meeting of the stockholders. Such action will be taken on or about August *, 2008:

1.
To amend the Company’s Articles of Incorporation to increase the number of authorized shares of common stock, par value $.00001 per share (the "Common Stock"), of the Company from 100,000,000 shares to 500,000,000 shares.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company's authorized capitalization consisted of 100,000,000 shares of Common Stock, of which 14,475,892 shares were issued and outstanding as of the Record Date. Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as at the Record Date have voted in favor of the foregoing proposals by resolution dated July *, 2008; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

Because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock have voted in favor of the foregoing proposals by resolution dated July *, 2008; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

The following shareholders (holding the indicated number of shares) voted in favor of the proposals outlined in this Information Statement:

Shareholder	Class of Stock	Number of Voting Shares
Deecembra Diamond	Common Stock	1,200,000
Vicis Capital	Common Stock	2,216,749
Hans Beyer	Common Stock	300,000
Kevin Harrington	Common Stock	1,500,000
Tim Harrington	Common Stock	1,500,000
Paul Morrison	Common Stock	300,000
Natalie Collins	Common Stock	250,000

TOTAL		7,266,749

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders.  The Company anticipates that the actions contemplated herein will be effected on or about the close of business on *, 2008.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Information Statement shall be considered the notice required under Nevada Revised Statutes.

ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This information statement is being furnished to you pursuant to Section 14 of the Securities Exchange Act of 1934 to notify the Company's shareholders as of the close of business on * (the “Record Date”) of corporate action expected to be taken pursuant to the consents or authorizations of a shareholders owning a majority of the Company’s voting shares.

Shareholders holding a majority of the Company's outstanding voting shares have voted in favor of certain matters outlined in this Information Statement, which action is expected to take place on or before *, 2008.

WHO IS ENTITLED TO NOTICE?

Each outstanding share of capital stock as of record on the close of business on the Record Date will be entitled to notice of each matter to be voted upon pursuant to consents or authorizations. Shareholders as of the close of business on the Record Date that held in excess of fifty percent (50%) of the Company's outstanding voting shares have voted in favor of the increase of the Company’s authorized common stock from 100,000,000 to 500,000,000. Under Nevada corporate law, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the shareholders. No action by the minority shareholders in connection with the proposal is required.

WHAT CONSTITUTES THE VOTING SHARES OF THE COMPANY?

The voting power entitled to vote on the proposal consists of the vote of the holders of a majority of the voting power of the Company’s capital stock. As of July 28, 2008, 14,475,892 shares of Common Stock were issued and outstanding. Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as at the Record Date have voted in favor of the foregoing proposals by resolution dated July 28, 2008; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

WHAT CORPORATE MATTERS HAVE THE MAJORITY SHAREHOLDERS VOTED FOR?

Shareholders holding a majority of our outstanding voting stock have voted in favor of the increase of the Company’s authorized common stock from 100,000,000 to 500,000,000.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

The affirmative vote of a majority of the shares of our Common Stock outstanding on the Record Date, is required for approval of the Proposal. A majority of the outstanding shares of Common Stock voted in favor of the Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of July 25, 2008 with respect to the beneficial ownership of the Company’s outstanding common stock by (i) any holder of more than five (5%) percent; (ii) each of the named executive officers, directors and director nominees; and (iii) our directors, director nominees and named executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. Unless otherwise indicated, the address of each person shown is c/o OmniReliant Holdings, Inc., 14375 Myerlake Circle Clearwater, FL 33760.

Name of Beneficial Owner(1)	Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned (2)
Paul Morrison (3)	600,000	4.14%

Chris Phillips	0	0%

Deecembra Diamond (7)	3,300,000	22.80%

Vicis Capital (4)	2,216,249	15.30%

ZTZ Trust Corp (5)	900,000	6.22%

Kevin Harrington	1,500,000	10.36%

Tim Harrington	1,500,000	10.36%

Richard Diamond (6)	3,300,000	22.80%

Paul Wilmot (9)	1,000,000	6.9%

KRH Licensing Company, LLC (8)	3,000,000	20.72%
All officers and directors as a group (3 persons)	3,900,000	26.94%

* Less than 1%
(1) Except as otherwise indicated, the address of each beneficial owner is c/o OmniReliant Corporation
14375 Myerlake Circle Clearwater, FL 33760.
(2) Applicable percentage ownership of common stock is based on 14,475,892 shares of common stock outstanding as of July 25, 2008, together with securities exercisable or convertible into shares of common stock within 60 days of July 25, 2008 for each stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock underlying convertible securities that are currently exercisable or exercisable within 60 days of July 25, 2008 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3) Represents (i) 300,000 shares of common stock, and (ii) an option to purchase 300,000 shares of common stock at a conversion price of $1.00.

(4) Represents the indirect holdings of Vicis Capital LLC. All of the foregoing represents securities held directly by Vicis Capital Master Fund. Vicis Capital LLC acts as investment advisor to Vicis Capital Master Fund and therefore has voting and dispositive power over all the foregoing shares.

(5) Represents 900,000 shares of the Registrant’s outstanding common stock owned by ZTZ Trust Corp. Sharon Lallouz Fixman, is the president and an owner of ZTZ Trust Corp.

(6) Represents 1,200,000 shares of the Registrant’s common stock owned by Deecembra Diamond,, (ii) 700,000 common stock purchase warrants owned by Midtown Partners & Co., LLC (iii) 1,400,000 common stock purchase warrants owned by Midtown Partners & Co., LLC. Mr. Diamond’s spouse, Deecembra Diamond, owns 36% of Apogee Financial Investments, Inc., which owns 100% of Midtown Partners & Co., LLC, a FINRA licensed broker-dealer. Mr. Diamond specifically disclaims beneficial ownership of these shares except to the extent of his pecuniary interests therein.

(7) Represents 1,200,000 shares of the Registrant’s common stock owned by Deecembra Diamond, (ii) 700,000 common stock purchase warrants owned by Midtown Partners & Co., LLC, (iii) 1,400,000 common stock purchase warrants owned by Midtown Partners & Co., LLC and. Deecembra Diamond owns 36% of Apogee Financial Investments, Inc., which owns 100% of Midtown Partners & Co., LLC, a FINRA licensed broker-dealer.

(8) Richard Hilton has sole voting and dispositive power over the shares of common stock held by KRH Licensing Company, LLC.

(9) Represents 1,000,000 shares of common stock underlying warrants, with an exercise price of $1.00.

PROPOSAL 1:AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK

Our Board of Directors has unanimously approved, subject to stockholder approval, an amendment to our Articles of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 500,000,000 shares. The Company currently has authorized Common Stock of 100,000,000 shares and approximately 14,475,892 are issued and outstanding as of *, 2008. The Board believes that the increase in authorized common shares would provide the Company greater flexibility with respect to the Company's capital structure for such purposes as additional equity financing, and stock based acquisitions. Section 1 of the Company’s Articles of Incorporation shall be amended to read as set forth on Exhibit “A” attached hereto, and would be filed with the Nevada Secretary of State.

INCREASE IN AUTHORIZED COMMON STOCK

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.  The Company has no present intentions to issue any of the newly authorized shares of common stock.

In addition, one of the effects of this proposed amendment might be to enable the Board to render it more difficult to, or discourage an attempt to, obtain control of the Company by means of a merger, tender offer, prosy contest or otherwise, and thereby protect the continuity of present management. The Board would, unless prohibited by applicable law, have additional shares of common stock available to effect transactions (such as private placements) in which the number of the Company’s outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Company. Such action could discourage an acquisition of the Company which stockholders might view as desirable.

While the amendment may have anti-takeover ramifications, the Board believes that the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the amendment may have anti-takeover effects the amendment may encourage persons seeking to acquire the Company to negotiate directly with the Board enabling the Board to consider the proposed transaction in a manner that best serves the stockholders’ interests.

As of the Record Date, a total of 14,475,892 shares of the Company's currently authorized 100,000,000 shares of Common Stock are issued and outstanding. The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

INCORPORATION OF DOCUMENTS BY REFERENCE

The Company’s Annual Report on Form 10-KSB for the year ended June 30,2007 and Quarterly Reports on Form 10-QSB for the three months ended September 30,2007, December 31, 2007 and March 31, 2008 are hereby incorporated by reference into this Information Statement and are being delivered herewith.

Cost of Information Statement

The Company is making the mailing and will bear the costs associated therewith. There will be no solicitations made. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending the Information Statement to beneficial owners of the Company’s Common Stock.

Forward-Looking Statements and Information

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

Where You Can Find More Information About the Company

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

By Order of the Board of Directors,

Paul Morrison
President and Chief Executive Officer

Exhibit A

CERTIFICATE OF AMENDMENT

TO
ARTICLES OF INCORPORATION
OF

OMNIRELIANT HOLDINGS, INC.

The undersigned, being the Chief Executive Officer of OmniReliant Holdings, Inc. a corporation existing under the laws of the State of Nevada, do hereby certify under the seal of the said corporation as follows:

1.    The first paragraph of the Articles of Incorporation of the Corporation is hereby amended by replacing the first paragraph of Section 1 in its entirety, with the following:

The aggregate number of shares that the Corporation will have authority to issue is Six Hundred Million (600,000,000) of which Five Hundred Million (500,000,000) shares will be common stock, with a par value of $0.00001 per share, and One Hundred Million (100,000,000) shares will be preferred stock, with a par value of $0.00001 per share.

2.    The amendment of the Articles of Incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation’s Board of Directors and a majority of the Corporation’s stockholders in accordance with the provisions of Sections 78.835 and 78.390 of the Revised Statutes of the State of Nevada.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this of Amendment of the Corporation's Articles of Incorporation, as amended, to be signed by Paul Morrison, its Chief Executive Officer, this * day of *, 2008.

OMNIRELIANT HOLDINGS, INC.

By: __________________________________
Paul Morrison, Chief Executive Officer